AMENDMENT NO. 1
                                       to
                                Credit Agreement



Amendment No. 1, dated July 28, 1997, (the "Amendment") to Credit Agreement, dated June 12, 1997, (the "Agreement") by and between WIILLIS LEASE FINANCE CORPORATION, a California corporation ("Willis") and CORESTATES BANK, N.A., a national banking association ("CoreStates Bank", "CoreStates" or the "Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.



                             Preliminary Statement

WHEREAS, Willis has requested that CoreStates Bank increase the Revolving Loan Commitrnent from $15,000,000 to $30,000,000.

WHEREAS, CoreStates Bank is willing to agree to such request on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 2.1 of the Agreement. The dollar amount of the Revolving Loan Commitment set forth in the first paragraph of ss.2.1 of the Agreement as "$15,000,000" is hereby deleted and shall be and is hereby replaced by the dollar amount of "$30,000,000".

     2. Section 2.2 of the Agreement. The dollar amount set forth in the first paragraph of ss.2.2 of the Agreement as "$15,000,000" is hereby deleted and shall be and is hereby replaced by the dollar amount of "$30,000,000".

     3. Section 6.6 of the Agreement. Subsection (2) of ss.6.6 of the Agreement is hereby amended to read "Willis may sell individual or small groups of leases and related equipment from time to time and sell groups of leases and related equipment in securitization transactions and".

     4. Exhibit A to the Credit Agreement. Exhibit A to the Agreement shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit A attached hereto. Upon delivery of the $30,000,000 Revolving Credit Note, dated July 28, 1997, to the Bank, the Bank shall mark the

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$15,000,000  Revolving Credit Note, dated June 12, 1997,  "canceled and replaced by $30,000,000 Revolving Credit Note, dated July 28, 1997."

     5. Exhibit B to the Credit Agreement. Exhibit B to the Agreement shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit B attached hereto.

     6. Representations and Warranties. Willis hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

     7. Covenants. Willis hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

     8. Corporate Authorization and Delivery of Documents. CoreStates shall have received copies, certified as of the date hereof, of all action taken by Willis and any other necessary Person to authorize this Amendment and such other papers as CoreStates shall require.

     9. Affirmation. Willis hereby affirms its absolute and unconditional promise to pay to CoreStates Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     10. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     11.   Counterparts.   This  Amendment  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                       WILLIS LEASE FINANCE CORPORATION

                                       By:       /s/  Charles F. Willis
                                          --------------------------------------
                                       Name: Charles F. Willis
                                       Title:    Chief Executive Officer



                                       CORESTATES BANK, N.A.

                                       By:       /s/  Hugh W. Connelly
                                          --------------------------------------
                                       Name:    Hugh W. Connelly
                                       Title:   Vice President